UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2026
SenesTech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13430 North Dysart Road, Suite 105 Surprise, AZ	85379
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (928) 779-4143
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 9, 2026, SenesTech, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2026, as supplemented.

Our stockholders elected the individuals listed below as a Class I directors at the Annual Meeting, each to serve for a three-year term until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified.

Director	Votes For	Votes Withheld	Broker Non-Votes
Jake S. Leach	1,293,056	71,778	1,685,508
Joshua M. Moss	1,319,573	45,261	1,685,508

Our stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers for fiscal 2025 (“Say-on-Pay”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Say-on-Pay Proposal	1,184,641	122,408	57,785	1,685,508

Our stockholders approved an amendment to our 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares of common stock available for issuance under the 2018 Plan by 1,200,000 shares (the “2018 Amended Plan”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2018 Amended Plan	1,155,241	204,833	4,760	1,685,508

Our stockholders ratified the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of M&K CPAS, PLLC as our independent registered public accounting firm	2,754,180	225,124	71,038	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Executive Vice President, Chief Financial Officer, Treasurer and Secretary